EXHIBIT 10.66

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-RPP-202-14

DOC: June 9, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

BLUE WATER REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

PARAGRAPH (1) OF ARTICLE 9 – COLLATERAL shall read as follows:

As promptly as possible following execution of this Contract, the Reinsurer (as Grantor) shall enter into a Trust Agreement (the “Trust Agreement”) with the Reinsured (as Beneficiary) and the trustee, pursuant to which the Reinsurer shall provide collateral in the form of eligible Assets deposited and held in a Trust Account, with such Assets for Contract Year 1 having a market value greater than or equal to $2,506,625 (the “Collateral,” which is not subject to the percentage share as expressed in the Interests and Liabilities Agreement attached hereto), less unpaid premium (net of brokerage and applicable Federal Excise Tax). It is understood that deposit premium paid in accordance with the Rate and Premium Article shall be deposited into the Trust Account.

As promptly as possible following June 1, 2015, the Reinsurer shall provide additional collateral in the form of eligible Assets, to ensure the Trust Account having a market value greater than or equal to $3,008,240.60 for Contract Year 2 (the “Collateral,” which is not subject to the percentage share as expressed in the Interests and Liabilities Agreement attached hereto), less unpaid premium (net of brokerage and applicable Federal Excise Tax). It is understood that deposit premium paid in accordance with the Rate and Premium Article shall be deposited into the Trust Account.

PARAGRAPH (5) OF ARTICLE 11 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARP-HCI-02-RPP-202-14	Endorsement No. 1 – BLWTR

DOC: June 9, 2015

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20__

BLUE WATER REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-202-14	Endorsement No. 1 – BLWTR

DOC: June 9, 2015

SCHEDULE B

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

Contract Year 2	Excess Layer 3			Excess Layer 4
Reinsurer’s Per Occurrence Limit in Original Contract		$228,000,000			$94,000,000
RPP Factor		1.1000			1.1000
RPP Annual Deposit Premium	$	****		$	****
RPP Annual Minimum Premium	$	****		$	****
RPP Deposit Payment Schedule:
June 1, 2015	$	****		$	****
January 1, 2016	$	****	*	$	****	*

*	plus applicable adjustment per Rate and Premium Article

THE FIGURES LISTED ABOVE ARE AT 100% FOR EACH EXCESS LAYER AND SHALL APPLY TO EACH

REINSURER IN THE PERCENTAGE SHARE FOR THAT EXCESS LAYER AS EXPRESSED IN ITS

INTERESTS AND LIABILITIES AGREEMENT ATTACHED HERETO.

ARP-HCI-02-RPP-202-14	Endorsement No. 1 – BLWTR

DOC: June 9, 2015